                       STATEMENT OF ADDITIONAL INFORMATION

                          ----------------------------

               FLAG INVESTORS INTERMEDIATE-TERM INCOME FUND, INC.

                             135 E. Baltimore Street
                            Baltimore, Maryland 21202

                          ----------------------------


          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS, WHICH MAY BE OBTAINED FROM ANY PARTICIPATING DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING ALEX. BROWN & SONS INCORPORATED, 135 EAST BALTIMORE STREET, BALTIMORE, MARYLAND 21202, OR BY CALLING (800) 767-FLAG.











             Statement of Additional Information Dated: May 1, 1996

                       Relating to the Prospectuses Dated:
                   May 1, 1996 relating to the Class A Shares
                          and the Institutional Shares



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                                TABLE OF CONTENTS

                                                                       Page

 1.      General Information and History...............................   1

 2.      Investment Objectives and Policies............................   1

 3.      Valuation of Shares and Redemption............................   6

 4.      Federal Tax Treatment of Dividends and Distributions..........   7

 5.      Management of the Fund........................................   9

 6.      Investment Advisory and Other Services........................  13

 7.      Distribution of Fund Shares...................................  15

 8.      Brokerage.....................................................  18

 9.      Capital Stock.................................................  20

10.      Reports.......................................................  20

11.      Custodian, Transfer Agent, Accounting Services ...............  20

12.      Independent Auditors .........................................  21

13.      Performance Information.......................................  21

14.      Control Persons and Principal Holders of Securities...........  24

15.      Financial Statements..........................................  25

1.      GENERAL INFORMATION AND HISTORY


        Flag Investors Intermediate-Term Income Fund, Inc. (the "Fund") is an open-end management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers two classes of shares: Flag Investors Intermediate-Term Income Fund Class A Shares (the "Class A Shares") and Flag Investors Intermediate-Term Income Fund Institutional Shares (the "Institutional Shares") (collectively, the "Shares"). The Class A Shares were formerly known as the Flag Investors Shares.

        There are two separate prospectuses for the Fund's Shares: one for the Class A Shares and one for the Institutional Shares. Each prospectus contains important information concerning the class of Shares offered thereby and the Fund and may be obtained without charge from Alex. Brown & Sons Incorporated ("Alex. Brown"), 135 East Baltimore Street, Baltimore, Maryland 21202 (telephone: (800) 767-FLAG) or, from Participating Dealers that offer Shares to prospective investors. Prospectuses for the Class A Shares may also be obtained from Shareholder Servicing Agents. As used herein, the term "Prospectus" describes information common to the prospectuses of the two classes of the Fund's shares, unless the term "Prospectus" is modified by the appropriate class designation. As used herein, the "Fund" refers to Flag Investors Intermediate-Term Income Fund, Inc. and specific references to either class of the Fund's Shares will be made using the name of such class. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement respecting the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

        The Fund was incorporated under the laws of the State of Maryland on April 16, 1990. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and its Shares under the Securities Act of 1933, as amended, and commenced operations on May 13, 1991. The Fund has offered the Institutional Shares since November 2, 1995. Such shares are offered only to certain eligible institutions and to clients of investment advisory affiliates of Alex. Brown.


        Under a license agreement dated May 10, 1991 between the Fund and Alex. Brown Incorporated, Alex. Brown Incorporated licenses to the Fund the "Flag Investors" name and logo but retains the rights to the name and logo, including the right to permit other investment companies to use them.


2.      INVESTMENT OBJECTIVES AND POLICIES

        The Fund is designed to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. As described in the Prospectus, the Fund will attempt to achieve its objective by investing in high quality debt obligations, primarily securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, corporate bonds, collateralized mortgage obligations and other asset backed securities. There can be no assurance that the Fund's investment objective will be achieved.

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Mortgage-Backed Securities

        As indicated in the Prospectus, the Fund may invest in mortgage-backed securities representing ownership interests in a pool of mortgage loans which securities are issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal National Mortgage Association ("FNMA").

        GNMA Certificates.

        GNMA Certificates are mortgage-backed securities which evidence an undivided ownership interest in a pool of mortgage loans. Principal and interest is paid back monthly by the borrower over the term of the underlying loans. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration or the Farmers' Home Administration or guaranteed by the Veterans Administration. The GNMA guarantee is backed by the full faith and credit of the U.S. Government. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantees.

        The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment substantially before maturity of the mortgages in the pool. Because prepayment rates of individual mortgage pools vary, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single-family home mortgage loans with 25 to 30 year maturities (the type of mortgage underlying most GNMA Certificates) is approximately 12 years. It is customary, therefore, to treat GNMA Certificates as 30-year mortgage-backed securities which prepay in full in the twelfth year.

        FHLMC and FNMA Certificates.

        The FHLMC is a corporate instrumentality of the U.S. Government and was created in 1970 for the purpose of increasing the availability of mortgage credit for residential housing through the development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues Participation Certificates which represent a pro rata share of all interest and principal payments made and owed on the underlying pool (which consists of mortgages from FHLMC's national portfolio). The FHLMC guarantees the timely payment of interest and ultimate collection of principal. FHLMC Participation Certificates are assumed to be prepaid in full in the twelfth year.

        The FNMA is a government-sponsored corporation owned by private stockholders that was established in 1938 to create a secondary market in mortgages issued by the FHA. FNMA Certificates resemble GNMA Certificates in that each Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and full return of principal. FNMA Certificates are assumed to be prepaid in full in the twelfth year.

        Risk of foreclosure of the underlying mortgages is greater with FHLMC and FNMA securities because, unlike GNMA securities, FHLMC and FNMA securities are not backed by the full faith and credit of the U.S. Government.

        Interests in such mortgage-backed securities differ from other forms of debt securities, which typically provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Mortgage-backed securities provide monthly payments to the certificate holders,

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consisting of both interest and principal payments, which in effect
"pass-through" the monthly interest and principal payments made on the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time (such as 20 or 30 years), borrowers can repay their loans sooner and the certificate holders would receive any such prepayment of principal in addition to the principal that is part of the monthly payment. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. Accordingly, during periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Because prepayment of the underlying mortgages may vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. When the prepayments of principal are included in the monthly payments to the Fund as a certificate holder, the Fund reinvests the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

        Changes in market yields will affect the value of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including mortgage-backed securities) because the price of fixed income securities generally increases when interest rates decline and decreases when interest rates rise. Prices of longer term securities generally increase or decrease more sharply in response to interest rate changes than those of shorter term securities. In addition, prepayments of principal on mortgage pass-through securities may make it difficult to fix interest rates for a specified period of time. To the extent that mortgage-backed securities are purchased at prices that differ from par, such prepayments (which are received at par) may make up a significant portion of the pass-through total return.

Collateralized Mortgage Obligations

        As indicated in the Prospectus, the Fund may invest in collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA (collectively, "Mortgage Assets") and which are rated AAA by Standard & Poor's Ratings Group ("S&P") or Aaa by Moody's Investors Service, Inc. ("Moody's") or are determined to be of comparable quality by the Fund's investment advisor.

        In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. Payments of principal of and interest on the Mortgage Assets are commonly applied to the classes of a series of the CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. Because CMOs are collateralized by mortgage-backed securities, they are subject to similar risks and uncertainties associated with the prepayment of principal and the ability to accurately predict yield described above with respect to mortgage-backed securities.

Asset Backed Securities

        The Fund may also invest in securities backed by assets other than mortgages, including company receivables, truck and auto loans, leases, and credit card receivables, which securities are rated AAA by S&P or Aaa by Moody's, or if not rated, are determined by the Advisor to be of comparable quality. Through the use of trusts and special purpose corporations, these types of assets are being securitized in pass-through structures similar to the mortgage pass-through structure or in pay-through structures similar to the CMO structure, both as described above. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities do not generally have the benefit of the same security interest in the related collateral as either mortgage-backed securities or CMOs, and may therefore present certain risks not associated with such other securities. If the asset-backed security is issued in a pay-through structure similar to a CMO, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pay-through structure represents the interest in any excess cash flow remaining after making the foregoing payments, and will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Other Investment Practices

        In addition, the Fund may enter into repurchase agreements and make purchases of when-issued securities as described below.

        Repurchase Agreements.

        The Fund may enter into repurchase agreements with financial institutions, such as banks and broker-dealers, deemed to be creditworthy by the Fund's Board of Directors under criteria established with the guidance of the Fund's investment advisor, Investment Company Capital Corp. ("ICC" or the "Advisor"). A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. The value of underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Fund are securities of the U.S. Treasury only, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

        Foreign Currency Exchange Transactions.

        The Fund may conduct its foreign currency exchange transactions through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date (which may be any fixed number of days from the date the contract is entered into by the parties) at the price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

        The Fund may use such forward contracts only under two circumstances: first, if the Advisor believes that the Fund should fix the U.S. dollar price of the foreign security when the Fund enters into a contract for the purchase or sale, at a future date, of a security denominated in a foreign currency; and second, if the Advisor believes that the Fund should hedge against risk of loss in the value of its portfolio securities denominated in foreign currencies, the Fund may enter into a forward contract to purchase or sell an amount of the foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

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Investment Restrictions

        The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal and state regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. Accordingly, the Fund will not:

        1. Invest in real estate or mortgages on real estate;

        2. Purchase or sell commodities or commodities contracts or futures contracts;

        3. Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

        4. Issue senior securities;

        5. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies;

        6. Effect short sales of securities;

        7. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

        8. Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs; or

        9. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days.

        The following are investment restrictions that may be changed by a vote of the majority of the Board of Directors. The Fund will not:

        1. Purchase any securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years;

        2. Invest in shares of any other investment company registered under the Investment Company Act, other than in connection with a merger, consolidation, reorganization or acquisition of assets;

        3. Purchase or retain the securities of any issuer if to the knowledge of the Fund any officer or Director of the Fund or its investment advisor owns beneficially more than .5% of the outstanding securities of such issuer and together they own beneficially more than 5% of the securities of such issuer;

        4. Invest in companies for the purpose of exercising management or control;

        5. Purchase or sell puts or calls or any combination thereof;

        6. Invest in real estate limited partnerships or oil, gas or mineral leases; or


        7. Purchase warrants.

        The percentage limitations contained in these restrictions apply at the time of purchase of securities.


3.      VALUATION OF SHARES AND REDEMPTION

Valuation of Shares

        The net asset value per Share is determined once daily as of 4:00 p.m. (Eastern Time) each day on which the New York Stock Exchange is open for business ("Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        Net asset value per Share of a class is calculated by valuing all assets held by the Fund, deducting liabilities attributable to all Shares and any liabilities attributable to the specific class, and dividing the resulting amount by the number of then outstanding Shares of the class. For this purpose, portfolio securities will be given their market value where feasible. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Advisor to be over-the-counter, are valued at the quoted bid prices provided by principal market makers. If a portfolio security is traded primarily on a national exchange on the valuation date, the last quoted sale price will generally be used. Securities or other assets for which market quotations are not readily available are valued at their fair market value as determined in good faith under procedures established from time to time and monitored by the Fund's Board of Directors. Such procedures may include (i) the use of an independent pricing service which uses prices based upon yields or prices of securities of comparable quality, coupon, maturity and type, (ii) indications as to values from dealers, (iii) and general market conditions. Debt obligations with maturities of 60 days or less will be valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors.

Redemption

        The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

        Under normal circumstances, the Fund will redeem Class A Shares by check and Institutional Shares by wire transfer of funds, as described in the Prospectus relating to each class of Shares. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Shares" and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

4.      FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

        The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

        The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Prospectus. New legislation as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

        The Fund intends to continue to qualify as a regulated investment company ("RIC") under Subchapter M of the Code. However, to qualify as a RIC for any taxable year, the Fund must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies and other income (including, but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement") and (2) derive less than 30% of its gross income (exclusive of certain gains from designated hedging transactions that are offset by unrealized losses on offsetting positions) from gains on the sale or other disposition of any of the following investments if such investments are held for less than three months (the "Short-Short Gain Test"): (a) stock or securities (as defined in Section 2(a)(36) of the Investment Company Act); (b) options, futures or forward contracts (other than options, futures, or forward contracts on foreign currencies), and (c) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts on foreign currencies) are not directly related to the regulated investment company's principal business of investing in stock or securities (or options and futures with respect to stocks or securities). The Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded.

        In addition, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses (the "Asset Diversification Test"). Generally, the Fund will not lose its status as a RIC if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase.

        Under Subchapter M, the Fund is exempt from federal income tax on its net investment income and net capital gains which it distributes to shareholders, provided generally that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short term capital gains over net long term capital loss) for the year (the "Distribution Requirement") and complies with the other requirements of the Code described above. The Distribution Requirement for any year may be waived if a regulated investment company establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (discussed below). Distributions of investment company taxable income will generally be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in Shares.

        For purposes of the Distribution Requirement (as well as for other purposes), the Fund will be required to treat as interest income any recognized market discount on debt obligations which it holds. Generally, market discount is the amount by which the stated redemption price of a bond exceeds the amount paid by a purchaser of the bond (most common where the value of a bond decreases after original issue as a result of a decline in the creditworthiness of the issuer or an increase in prevailing interest rates). Generally, upon the disposition of a bond bearing market discount or receipt of any principal payment with respect to such a bond, market discount is recognized by treating a portion of the proceeds as interest income. The application of these rules (and the rules regarding original issue discount) to debt obligations held by the Fund could affect (i) the amount and timing of distributions to shareholders and
(ii) the ability of the Fund to satisfy the Distribution Requirement.

        The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gain"). If such gains are distributed as capital gains, they are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held the Shares. Conversely, if the Fund elects to retain its net capital gains, it will be taxed thereon at the applicable corporate capital gains tax rate. In this event, it is expected that the Fund also will elect to have shareholders treated as having received a distribution of such gains, with the result that they will be required to report such gains on their returns as long-term capital gains, will receive a tax credit for their allocable share of capital gains tax paid by the Fund on the gains, and will increase the tax basis for their Shares by an amount equal to 65 percent of the deemed distribution.

        Generally, gains or losses on the sale or exchange of a Share will be capital gains or losses which will be long-term if the Share is held for more than one year. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of the Fund with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund which have been included in determining such investor's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). Investors should particularly note that this loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

        Investors should be careful to consider the tax implications of purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distribution. Those purchasing just prior to an ordinary income dividend or capital gains distribution will be taxable on the entire amount of the dividend received, even though the net asset value per Share on the date of such purchase reflected the amount of such distribution.

        If for any taxable year, the Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will generally be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. However, in the case of corporate shareholders, such distributions will generally be eligible for the 70% dividends received deduction for "qualifying dividends."

        The Fund will be required in certain cases to withhold and remit tax to the United States Treasury on distributions payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, or (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding.

        The Fund will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year.

        The Code imposes a nondeductible 4% federal excise tax on RICs that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gains net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, an investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

        The Fund intends to make sufficient distributions of its ordinary income and capital gains net income prior to the end of each calendar year to avoid liability for excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability, and, in addition, that the liquidation of such investments in such circumstances may affect the ability of the Fund to satisfy the Short-Short Gain Test.

        Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting an investment in the Fund and also as to the application of the rules set forth above to a shareholder's particular circumstances.

5.      MANAGEMENT OF THE FUND

Directors and Officers

        The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is 135 East Baltimore Street, Baltimore, Maryland 21202.

*RICHARD T. HALE, Chairman and Director (7/17/45)
        Managing Director, Alex. Brown & Sons Incorporated; Chartered Financial Analyst.

*W. JAMES PRICE, Director (10/6/24)
        6885 North Ocean Boulevard, Apartment #306, Ocean Ridge, Florida 33435-3342. Director, Boca Research, Inc. (computer peripherals); Managing Director Emeritus, Alex. Brown & Sons Incorporated; Formerly, Director, CSX Corporation (transportation) and PHH Corporation (business services).

JAMES J. CUNNANE, Director (3/11/38)
        CBC Capital, 264 Carlyle Lake Drive, St. Louis, Missouri 63141. Managing Director, CBC Capital (merchant banking), 1993-Present; Formerly, Senior Vice President and Chief Financial Officer, General Dynamics Corporation (defense), 1989-1993 and Director, The Arch Fund (registered investment company).

JOHN F. KROEGER, Director (8/11/24)
        37 Pippins Way, Morristown, New Jersey 07960. Director/Trustee, AIM Funds; Formerly, Consultant, Wendell & Stockel Associates, Inc. (consulting firm) and General Manager, Shell Oil Company.

LOUIS E. LEVY, Director (11/16/32)
        26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products) and Household International (finance and banking); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants; Formerly, Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. MCDONALD, Director (7/14/32)
        Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and healthcare).

HARRY WOOLF, Director (8/12/23)
        Institute for Advanced Study, South Olden Lane, Princeton, New Jersey 08540. Professor-at-Large Emeritus, Institute for Advanced Study; Director, ATL and Spacelabs Medical Corp. (medical equipment) and Family Health International (non-profit research and education); Trustee, Reed College (education); Director, Research America (non-profit medical research); Formerly, Trustee, Rockefeller Foundation and Director, Merrill Lynch Cluster C Funds (registered investment companies).

M. ELLIOTT RANDOLPH, President (1/10/42)
        Principal, Alex. Brown & Sons Incorporated, 1991 - Present; Principal, Monument Capital Management, Inc., 1988-1991; Senior Vice President and Chief Investment Officer, First National Bank of Maryland, 1976-1988.

PAUL D. CORBIN, Executive Vice President (7/24/52)
        Principal, Alex. Brown & Sons Incorporated, 1991 - Present; Senior Vice President, First National Bank of Maryland, 1985-1991.

EDWARD J. VEILLEUX, Vice President (8/26/43)
        Principal, Alex. Brown & Sons Incorporated; President, Investment Company Capital Corp., (registered investment advisor); Vice President, Armata Financial Corp. (registered broker-dealer).

GARY V. FEARNOW, Vice President (12/6/44)
        Managing Director, Alex. Brown & Sons Incorporated and Manager, Special Products Department, Alex. Brown & Sons Incorporated.

BRIAN C. NELSON, Vice President and Secretary (7/31/59)
        Vice President, Alex. Brown & Sons Incorporated, Investment Company Capital Corp. (registered investment advisor) and Armata Financial Corp. (registered broker-dealer).

MONICA M. HAUSNER, Vice President (10/26/61)
        Vice President, Fixed Income Management Department, Alex. Brown & Sons Incorporated, March 1992-Present; Formerly, Assistant Vice President, First National Bank of Maryland, 1984-1992.

JOSEPH A. FINELLI, Treasurer (1/24/57)
        Vice President, Alex. Brown & Sons Incorporated, September 1995-Present; Formerly, Vice President and Treasurer, The Delaware Group of Funds (registered investment companies) and Vice President, Delaware Management Company Inc., 1980-August 1995.

LAURIE D. DePRINE, Assistant Secretary (1/1/66)
        Asset Management Department, Alex. Brown & Sons Incorporated, 1991-Present; Formerly, Student 1989-1991.

----------
* Messrs. Hale and Price are Directors who are "interested persons", as defined in the Investment Company Act.

        Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered, advised or distributed by Alex. Brown or its affiliates. There are currently 12 funds in the Flag Investors/ISI Funds and Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Price serves as a Director of seven funds in the Fund Complex. Mr. Hale serves as President and Director of one fund, and Director of each of the other funds in the Fund Complex. Messrs. Cunnane, Kroeger, Levy, McDonald and Woolf serve as Directors of each fund in the Fund Complex. Mr. Veilleux serves as Executive Vice President of one fund and as Vice President of each of the other funds in the Fund Complex. Mr. Nelson serves as Vice President and Secretary, Mr. Finelli serves as Treasurer and Ms. DePrine serves as Assistant Secretary, respectively, of each fund in the Fund Complex. Mr. Randolph serves as President of two funds and Vice President of one fund in the Fund Complex. Mr. Corbin serves as Vice President of three funds and Mr. Fearnow serves as Vice President of 10 funds in the Fund Complex. Ms. Hausner serves as Vice President of three funds in the Fund Complex.

        Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, Alex. Brown in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

        Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of Alex. Brown may be considered to have received remuneration indirectly. As compensation for his services as Director, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (a "Non-Interested Director") receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at Board and committee meetings) from all Flag Investors/ISI Funds and Alex. Brown Cash Reserve Fund, Inc. for which he serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an aggregate annual fee from the Fund Complex. Payment of such fees and expenses are allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended December 31, 1995, Non-Interested Directors' fees attributable to the assets of the Fund totalled approximately $5,000. The following table shows aggregate compensation paid to each of the Fund's Directors by the Fund and the Fund Complex, respectively, in the fiscal year ended December 31, 1995.

                               COMPENSATION TABLE

------------------------------------------------------------------------------------------------------------------------------------
Name of Person, Position                             Aggregate Compensation                                       Total Compensation
                                                     From the Fund in the                                              From the Fund
                                                     Fiscal Year Ended                                              and Fund Complex
                                                     December 31, 1995                                             Paid to Directors
                                                                                                                  in the Fiscal Year
                                                                                                             Ended December 31, 1995
------------------------------------------------------------------------------------------------------------------------------------
*Richard T. Hale, Director                                    $0                                                          $0

*W. James Price, Chairman                                     $0                                                          $0

James J. Cunnane, Director                                    $640.31(2)                                   $39,000 for service on 13
                                                                                                       Boards(1) in the Fund Complex

N. Bruce Hannay, Director**                                   $640.31(2)                                   $39,000 for service on 13
                                                                                                       Boards(1) in the Fund Complex

John F. Kroeger, Director                                     $725.91(2)                                   $44,425 for service on 13
                                                                                                       Boards(1) in the Fund Complex

Louis E. Levy, Director                                       $640.31(2)                                   $39,000 for service on 13
                                                                                                       Boards(1) in the Fund Complex

Eugene J. McDonald, Director                                  $640.31(2)                                   $39,000 for service on 13
                                                                                                       Boards(1) in the Fund Complex

Harry Woolf, Director                                         $640.31(2)                                   $39,000 for service on 13
                                                                                                       Boards(1) in the Fund Complex

-----------
* A Director who is an "interested person" as defined in the Investment Company Act.
**   Retired, effective January 31, 1996.
1    One fund ceased operations on May 17, 1995.
2 Of the amounts paid to Messrs. Cunnane, Hannay, Kroeger, Levy, McDonald and Woolf, $640.31, $454.73, $0, $0, $640.31 and $640.31, respectively, was deferred pursuant to a deferred compensation plan.

        The Fund Complex has adopted a Retirement Plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned in his last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by him in his last year of service. The fee will be paid quarterly, for life, by each Fund for which he serves. The Retirement Plan is unfunded and unvested. Messrs. Kroeger and Woolf have qualified but have not yet received benefits. The Fund has two Participants, a Director who retired effective December 31, 1994, and a Director who retired effective January 31, 1996, each of whom has qualified for the Retirement Plan and will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fee is allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

        Beginning in December, 1994, any Director who receives fees from the Fund is permitted to defer a minimum of 50%, or up to all, of his annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Hannay, Kroeger, Levy, McDonald and Woolf have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select various Flag and Alex.

Brown Funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five years.

Code of Ethics

        The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics significantly restricts the personal investing activities of all employees of ICC and the directors and officers of Alex. Brown. As described below, the Code of Ethics imposes additional, more onerous, restrictions on the Fund's investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.

        The Code of Ethics requires that all employees of ICC, any director or officer of Alex. Brown, and all Directors, preclear personal securities investments (with certain exceptions, such as non-volitional purchases or purchases which are part of an automatic dividend reinvestment plan). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security.

6.      INVESTMENT ADVISORY AND OTHER SERVICES

        On May 9, 1991, the sole shareholder of the Fund approved an Investment Advisory Agreement between the Fund and ICC. ICC is a wholly-owned subsidiary of Alex. Brown Financial Corporation and an indirect subsidiary of Alex. Brown Incorporated. ICC is also the investment advisor to Flag Investors Telephone Income Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors Equity Partners Fund, Inc., Alex. Brown Cash Reserve Fund, Inc., Flag Investors International Fund, Inc., Flag Investors Emerging Growth Fund, Inc., Flag Investors Maryland Intermediate Tax Free Income Fund, Inc. and Flag Investors Real Estate Securities Fund, Inc. which are distributed by Alex. Brown, the Fund's distributor.

        Under the Investment Advisory Agreement, ICC obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. Any investment program undertaken by ICC will at all times be subject to policies and control of the Fund's Board of Directors. ICC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by ICC without reimbursement by the Fund for any costs. ICC shall not be liable to the Fund or its shareholders for any act or omission by ICC or any losses sustained by the Fund or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. As compensation for its services, ICC receives an annual fee from the Fund, payable monthly, at the annual rate of .35% of the first $1 billion of the Fund's average daily net assets, .30% of the Fund's average daily net assets in excess of $1 billion but not exceeding $1.5 billion and .25% of the Fund's average daily net assets exceeding $1.5 billion. ICC has voluntarily agreed to reduce its annual fee, if necessary, or to make payments to the Fund to the extent required so that the Fund's annual expenses do not exceed .70% of the Class A Shares' average daily net assets and .45% of the Institutional Shares' average daily net assets. As compensation for investment advisory services for the fiscal years ended December 31, 1995, December 31, 1994 and December 31, 1993, ICC received fees of

$252,372, $357,585 and $332,862 and from such amounts waived fees of $162,943,
$141,214 and $145,696, respectively. Absent such waivers for the fiscal years ended December 31, 1995, December 31, 1994 and December 31, 1993, the Fund's Total Operating Expenses would have been .93%, .84% and .85%, respectively, of the Class A Shares' average daily net assets. The services of ICC to the Fund are not exclusive and ICC is free to render similar services to others.

        ICC has also agreed to reduce its aggregate fees on a monthly basis for any fiscal year to the extent required so that the amount of the ordinary expenses of the Fund (excluding brokerage commissions, interest, taxes and extraordinary expenses such as legal claims, liabilities, litigation costs and indemnification related thereto) paid or incurred by the Fund for such fiscal year does not exceed the expense limitations applicable to the Fund imposed by the securities laws or regulations of the states in which the Shares are registered or qualified for sale, as such limitations may be raised or lowered from time to time. Currently, the most restrictive of such expense limitations requires the Advisor to reduce its fees to the extent required so that ordinary expenses of the Fund (excluding brokerage commissions, interest, taxes and extraordinary expenses such as legal claims, liabilities, litigation costs and indemnification related thereto) do not exceed 2.5% of the first $30 million of the Fund's average daily net assets, 2.0% of the next $70 million of the Fund's average daily net assets and 1.5% of the Fund's average daily net assets in excess of $100 million. In addition, if required to do so by any applicable state securities laws or regulations, ICC will reimburse the Fund to the extent required to prevent the expense limitations of any state law or regulation from being exceeded. No such reimbursements were required in the fiscal year ended December 31, 1995.

        The Investment Advisory Agreement will continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Non-Interested Directors who have no direct or indirect financial interest in such agreement, by votes cast in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Investment Advisory Agreement was approved in the foregoing manner by the Fund's Board of Directors most recently on September 25, 1995 and by a majority of the outstanding Shares on July 31, 1992. The Fund or ICC may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the Investment Company Act).


        In addition to its services as investment advisor, ICC also provides accounting services to the Fund and serves as the Fund's transfer and dividend disbursing agent. (See "Custodian, Transfer Agent, Accounting Services.")

7.      DISTRIBUTION OF FUND SHARES

        Alex. Brown serves as the distributor of the Fund's Shares pursuant to two separate Distribution Agreements, one for the Class A Shares (the "Class A Distribution Agreement") and one for the Institutional Shares (the "Institutional Distribution Agreement") (collectively, the "Distribution Agreements").

The Class A Shares

        The Class A Distribution Agreement provides that Alex. Brown has the exclusive right to distribute Class A Shares either directly or through other broker-dealers. The Distribution Agreement further provides that Alex. Brown will: (a) solicit and receive orders for the purchase of Class A Shares; (b) accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective Prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible; (c) receive requests for redemptions and transmit such redemption requests to the Fund's transfer agent as promptly as possible; and (d) respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Alex. Brown has not undertaken to sell any specific number of Class A Shares. The Class A Shares Distribution Agreement further provides that, in connection with the distribution of Shares, Alex. Brown will be responsible for all of the promotional expenses. The services provided by Alex. Brown to the Fund are not exclusive, and Alex. Brown is free to provide similar services to others. Alex. Brown shall not be liable to the Fund or its shareholders for any act or omission by Alex. Brown or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

        Alex. Brown and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund.

        As compensation for providing distribution services for the Class A Shares as described above, Alex. Brown receives an annual fee, paid monthly, equal to .25% of the average daily net assets of the Class A Shares. Alex. Brown expects to allocate most of its annual fee to its investment representatives and up to all of its fee to Participating Dealers. For the fiscal years ended December 31, 1995, December 31, 1994 and December 31, 1993, Alex. Brown received distribution fees of $179,666, $255,418 and $237,758, respectively, and paid from such fees $170,797, $239,042 and $138,839, respectively, as compensation to its investment representatives and $7,344, $4,457 and $2,596, respectively, as compensation to Participating Dealers. No compensation was paid to financial institutions in any fiscal period. In addition, in the fiscal year ended December 31, 1995, Alex. Brown incurred expenses of $0 for advertising and $17,107 for printing and mailing prospectuses to prospective investors in the Fund's Shares.

        Pursuant to Rule 12b-1 under the Investment Company Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for the Fund's Class A Shares (the "Class A Plan"). Under the Class A Plan, the Fund pays a fee to Alex. Brown for distribution and other shareholder servicing assistance as set forth in the Class A Distribution Agreement, and Alex. Brown is authorized to make payments out of its fee to its investment representatives and to participating broker-dealers. The Class A Distribution Agreement, including the Class A Plan and a form of Sub-Distribution Agreement, was approved by the sole shareholder of the Fund on May 9, 1991, by a majority of the outstanding Shares of the Fund on July 31, 1992, and most recently by the Fund's Board of Directors, including a majority of the Non-Interested Directors, on September 25, 1995. The Class A Distribution Agreement and the Class A Plan encompassed therein will remain in effect from year to year thereafter, if specifically approved at least annually by the Fund's Board of Directors and by the affirmative vote of a majority of the Non-Interested Directors by votes cast in person at a meeting called for such purpose.

        In approving the Class A Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Class A Plan would benefit the Fund and its shareholders. The Class A Plan will be renewed only if the Directors make a similar determination in each subsequent year. The Class A Plan may not be amended to increase materially the fee to be paid pursuant to the Class A Distribution Agreement without the approval of the shareholders of the Fund. The Class A Plan may be terminated at any time and the Class A Distribution Agreement may be terminated at any time upon sixty days' notice, in either case without penalty, by the vote of a majority of the Fund's Non-Interested Directors or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). Any Sub-Distribution Agreement may be terminated in the same manner at any time. The Class A Distribution Agreement and any Sub-Distribution Agreement shall automatically terminate in the event of assignment.

        During the continuance of the Class A Plan, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Class A Plan to Alex. Brown pursuant to the Class A Distribution Agreement and to broker-dealers pursuant to Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Class A Plan, the selection and nomination of the Fund's Non-Interested Directors shall be committed to the discretion of the Non-Interested Directors then in office.

        In addition, with respect to the Class A Shares, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks, to act as Shareholder Servicing Agents, pursuant to which Alex. Brown will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectus and this Statement of Additional Information in conjunction with any such institution's fee schedule. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.

        Under the Class A Plan, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to Alex. Brown under the Class A Plan. Payments under the Class A Plan are made as described above regardless of Alex. Brown's actual cost of providing distribution services and may be used to pay Alex. Brown's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Class A Shares is less than .25% of the Fund's average daily net assets for any period, the unexpended portion of the distribution fee may be retained by Alex. Brown. The Class A Plan does not provide for any charges to the Fund for excess amounts expended by Alex. Brown and, if the Class A Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to Alex. Brown pursuant to the Class A Plan will cease and the Fund will not be required to make any payments past the date the related Class A Distribution Agreement terminates.

        In the fiscal years ended December 31, 1995, December 31, 1994 and December 31, 1993, Alex. Brown received sales commissions on the Class A Shares of $11,196, $134,543 and $281,443 and from such amounts retained $11,088,
$132,337 and $278,516 for each such year, respectively.

The Institutional Shares

        The Institutional Distribution Agreement provides that Alex. Brown has the exclusive right to distribute the Institutional Shares, either directly or through Participating Dealers, and further provides that Alex. Brown will solicit and receive orders for the purchase of Institutional Shares, accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective Prospectus for the Institutional Shares and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible, receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible, respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund, maintain such accounts, books and records as may be required by law or be deemed appropriate by the Fund's Board of Directors, and take all actions deemed necessary to carry into effect the distribution of the Institutional Shares. Alex. Brown has not undertaken to sell any specific number of Institutional Shares. The Institutional Distribution Agreement further provides that, in connection with the distribution of Institutional Shares, Alex. Brown will be responsible for all of the promotional expenses. The services provided by Alex. Brown to the Fund are not exclusive, and Alex. Brown is free to provide similar services to others. Alex. Brown shall not be liable to the Fund or its shareholders for any act or omission by Alex. Brown or any losses sustained by the Fund or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

        Alex. Brown receives no compensation for distributing the Institutional Shares.

        Alex. Brown and Participating Dealers have entered into Sub-Distribution Agreements under which such Participating Dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund.

        The Institutional Distribution Agreement was approved by the Fund's Board of Directors on September 25, 1995 and by the sole shareholder of the class on October 31, 1995. It has an initial term of two years and will remain in effect from year to year thereafter, if specifically approved at least annually by the Fund's Board of Directors and by the affirmative vote of a majority of the Non- Interested Directors by votes cast at a meeting called for such purpose. It may be terminated at any time upon sixty days' written notice, without penalty, by the vote of a majority of the Fund's Non-Interested Directors or by a vote of a majority of the outstanding Institutional Shares (as defined under Capital Stock). The Institutional Distribution Agreement and any Sub-Distribution Agreement shall automatically terminate in the event of assignment.

General Information

        The Fund will pay all costs associated with its organization and registration under the Securities Act of 1933 and the Investment Company Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Non-Interested Directors, and of independent auditors, in connection with any matter relating to the Fund; a portion of membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by Alex. Brown or ICC.

        The address of Alex. Brown is 135 East Baltimore Street, Baltimore, Maryland 21202.

8.      BROKERAGE

        ICC is responsible for decisions to buy and sell securities for the Fund, for the broker-dealer selection and for negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. ICC may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, Alex. Brown.

        In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with Alex. Brown in any transaction in which Alex. Brown acts as a principal; that is, an order will not be placed with Alex. Brown if execution of the trade involves Alex. Brown serving as a principal with respect to any part of the Fund's order, nor will the Fund buy or sell over-the-counter securities with Alex. Brown acting as market maker.

        If Alex. Brown is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.

        ICC's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, ICC may, in its discretion, effect brokerage transactions with broker-dealers that furnish statistical, research or other information or services which are deemed by ICC to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to ICC with clients other than the Fund. Similarly, any research services received by ICC through placement of portfolio transactions of other clients may be of value to ICC in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to ICC by a broker-dealer. ICC is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ICC's research and analysis. Therefore, it may tend to benefit the Fund by improving ICC's investment advice. ICC's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ICC's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, ICC is also authorized to pay broker-dealers other than Alex. Brown higher commissions on brokerage transactions for the Fund in order to secure research and investment services described above. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board of Directors. For the fiscal years ended December 31, 1995, December 31, 1994 and December 31, 1993, ICC directed no brokerage transactions to broker-dealers and paid no related commissions because of research services provided to the Fund.

        Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions, on an agency basis, through Alex. Brown. At the time of such authorization certain policies and procedures incorporating the standards of Rule 17e-1 under the Investment Company Act which requires that the commissions paid Alex. Brown must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICC to furnish reports and to maintain records in connection with such reviews. The Distribution Agreements between Alex. Brown and the Fund do not provide for any reduction in the distribution fee to be received by Alex. Brown from the Fund as a result of profits resulting from brokerage commissions on transactions of the Fund effected through Alex. Brown. For the fiscal years ended December 31, 1995, December 31, 1994 and December 31, 1993, the Fund paid no brokerage commissions to Alex. Brown. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) which the Fund has acquired during its most recent fiscal year. As of December 31, 1995, the Fund held a 5.70% repurchase agreement issued by Goldman Sachs & Co. valued at $1,806,000. Goldman Sachs & Co. is a "regular broker or dealer" of the Fund.

        ICC manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ICC. ICC may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

9.      CAPITAL STOCK

        The Fund is authorized to issue fifty-five million Shares of common stock, par value $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.

        The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and the Board has designated three classes of shares: Flag Investors Intermediate-Term Income Fund Class A Shares, Flag Investors Intermediate-Term Income Fund Class B Shares, and Flag Investors Intermediate-Term Income Fund Institutional Shares. The Institutional Shares are offered only to certain eligible institutions and to clients of investment advisory affiliates of Alex. Brown. The Class B Shares are not currently being offered. Shares of the Fund, regardless of series or class would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. In general, each series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares would be identical to every other class in a particular series and expenses of the Fund (other than 12b-1 and any applicable service fees) would be prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.


        Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund. There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

        As used in this Statement of Additional Information the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

10.     REPORTS

        The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors.

11.     CUSTODIAN, TRANSFER AGENT, ACCOUNTING SERVICES

        PNC Bank, National Association ("PNC Bank"), with offices at Airport Business Park, 200 Stevens Drive, Lester, Pennsylvania, 19113, has been retained to act as custodian of the Fund's investments. PNC Bank receives such compensation from the Fund for its services as custodian as may be agreed to from time to time by PNC Bank and the Fund. Investment Company Capital Corp.,

135 East Baltimore Street, Baltimore, Maryland 21202, serves as the Fund's transfer and dividend disbursing agent and provides certain accounting services to the Fund under a Master Services Agreement between the Fund and ICC. As compensation for providing dividend and transfer agency services, the Fund pays ICC up to $10.62 per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended December 31, 1995, such fees totalled $24,999.

        As compensation for providing accounting services, ICC receives an annual fee, calculated daily and paid monthly, as shown below.

         Average Net Assets                  Incremental Fee
         ------------------                  ---------------

$          0 -  $   10,000,000              $15,000 (fixed fee)
$ 10,000,001 -  $   24,999,999                   .080%
$ 25,000,000 -  $   50,000,000                   .077%
$ 50,000,001 -  $   75,000,000                   .050%
$ 75,000,001 -  $   99,999,999                   .030%
$100,000,000 -  $  500,000,000                   .020%
$500,000,001 -  $1,000,000,000                   .008%
over $1,000,000,000                              .003%

        In addition, the Fund will reimburse ICC for the following out-of-pocket expenses incurred in connection with ICC's provision of accounting services under the Master Services Agreement: express delivery service, independent pricing and storage. For the fiscal year ended December 31, 1995, ICC received accounting fees of $57,172.

        ICC also serves as the Fund's investment advisor.

12.     INDEPENDENT AUDITORS

        The annual financial statements of the Fund are audited by Deloitte & Touche LLP. Deloitte & Touche LLP has offices at 117 Campus Drive, Princeton, New Jersey 08540.

13.     PERFORMANCE INFORMATION

        For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will generally be stated both in terms of total return and in terms of yield. However, the Fund may also from time to time state the performance of the Fund solely in terms of total return.

Total Return Calculations

        The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

        n
P(1 + T)     =  ERV

Where:   P   =  a hypothetical initial payment of $1,000
         T   =  average annual total return
         n   =  number of years (1, 5 or 10)
       ERV   =  ending redeemable value at the end of the 1, 5, or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods or a shorter period dating from the effectiveness of the Fund's registration statement (or the later commencement of operations of a Series or class). During its first year of operations, the Fund may, in lieu of annualizing its total return, use an aggregate total return calculated in the same manner. In calculating the ending redeemable value, the maximum sales load (1.50% for the Class A Shares) is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectuses on the reinvestment dates during the period. "T" in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund. The Institutional Shares are sold without a sales load.

        The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., CDA/Weisenberger or Morningstar Inc., or with the performance of Lehman Brothers Government Corporate Bond Index, Lehman Brothers Government Intermediate-Term Bond Index or Salomon Brothers Broad Investment Grade Index, the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date.

        For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges (as distinguished from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in Shares). The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

        Calculated according to the SEC rules for the one-year period ended December 31, 1995, the ending redeemable value of a hypothetical $1,000 payment for Class A Shares was $1,138, resulting in a total return for such shares equal to 13.77%. For the period from effectiveness of the Fund's registration statement on May 13, 1991 to the end of the Fund's most recent fiscal year on December 31, 1995, the ending redeemable value of a hypothetical $1,000 payment for Class A Shares was $1,391 resulting in an average annual total return for such shares equal to 7.38%.

        Calculated according to the SEC rules for the period from November 2, 1995 (commencement of offering of the Institutional Shares) through December 31, 1995, the ending redeemable value of a hypothetical $1,000 payment for Institutional Shares was $1,025, resulting in an aggregate total return for such shares equal to 2.50%.

        Calculated according to the alternative computation which assumes no sales charges and reinvestment of all distributions, for the one-year period ended December 31, 1995, the ending redeemable value of a hypothetical $10,000 investment in Class A Shares was $11,543, resulting in a total return for such shares equal to 15.43%. For the period from effectiveness of the Fund's registration statement on May 13, 1991 to the end of the Fund's most recent fiscal year on December 31, 1995, the ending redeemable value of a hypothetical $10,000 investment in Class A Shares was $14,112, resulting in an average annual total return for such shares equal to 7.21%.

        Calculated according to the alternative computation for the period from November 2, 1995 (commencement of offering of the Institutional Shares) through December 31, 1995, the ending redeemable value of a hypothetical $10,000 investment in Institutional Shares was $10,250, resulting in an aggregate total return for such Shares equal to 2.50%.

Yield Calculations

        The Fund's yield for the Class A Shares and the Institutional Shares for the 30 day period ended December 31, 1995 was 6.27% and 6.30%, respectively, and was computed in the manner discussed below. The yield of the Fund is calculated by dividing the net investment income per Share earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's yield calculations assume a maximum sales charge of 1.50% for the Class A Shares and no sales charge for the Institutional Shares. The Fund's net investment income per Share earned during the period is based on the average daily number of Shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

        Except as noted below, for the purpose of determining net investment income earned during the period, interest earned on debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, based on the purchase price (plus actual accrued interest), dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

        Undeclared earned income will be subtracted from the net asset value per share. Undeclared earned income is net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

        The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. The Fund's portfolio turnover rate for the fiscal years ended December 31, 1995 and December 31, 1994 was 46% and 50%. A high level of portfolio turnover may generate relatively high transaction costs and may increase the amount of taxes payable by the Fund's shareholders.

14.     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

        As of April 2, 1996 to Fund management's knowledge, the following persons owned of record or beneficially 5% or more of the Fund's outstanding Shares.

                  Name and Address                                  % Ownership
                  ----------------                                  -----------
                  Class A Shares
                  --------------
                  OLICOM A/S                                          16.07%
                  ATTN:  Jorgen Nielsen
                  Nybrovej 114
                  DK-2800
                  Lyngby, Denmark

                  Alex. Brown & Sons Incorporated                     73.56%*
                  135 E. Baltimore Street
                  Baltimore, MD  21202

                  Institutional Shares
                  --------------------
                  Lauer & Co. Cust.                                   24.24%
                  BAT Customers
                  c/o Glenmede Income Collection Dept.
                  1650 Market St., Ste. 1200
                  Philadelphia, PA  19103-7301

                  Lauer & Co. FBO Alex. Brown Cap.                    8.07%
                  Advisory & Tr. Irvin L. Small
                  #BS7116209 c/o Glenmede Trust Co.
                  Suite 1200
                  One Liberty Place
                  1650 Market Street
                  Philadelphia, PA  19103-7391

                  Alex. Brown & Sons Incorporated                     5.70%*
                  FBO 201-83722-15
                  P.O. Box 1346
                  Baltimore, MD  21203-1346

                  Alex. Brown & Sons Incorporated                     6.10%*
                  FBO 201-86313-13
                  P.O. Box 1346
                  Baltimore, MD  21203-1346

                  Alex. Brown & Sons Incorporated                     7.50%*
                  FBO 201-81960-10
                  P.O. Box 1346
                  Baltimore, MD  21203-1346

                  Alex. Brown & Sons Incorporated                     8.44%*
                  FBO 201-86541-17
                  P.O. Box 1346
                  Baltimore, MD  21203-1346

                  Alex. Brown & Sons Incorporated                    19.18%*
                  135 E. Baltimore Street
                  Baltimore, MD  21202

         ------------

                  * As of such date Alex. Brown owned beneficially less than 1% of such Shares.

                  As of April 2, 1996, Directors and officers as a group owned less than 1% of the Fund's total outstanding Shares.

15.               FINANCIAL STATEMENTS
                  (See next page.)

                                FLAG INVESTORS
                         INTERMEDIATE-TERM INCOME FUND



Statement of Net Assets                                       December 31, 1995

                                                                     S&P       Par       Value
Security                                                           Rating(1)  (000)    (Note A)
CORPORATE BONDS -- 26.1%
  Banc One Columbus
    7.375%, 12/1/02                                                  AA-     $1,000   $ 1,092,500
  Banc One Credit Card Master Trust
    6.30%, 10/15/02                                                  AAA      3,000     3,067,500
  Bear Stearns Co.
    6.625%, 1/15/04                                                  A        3,000     3,041,250
  Countrywide Funding
    8.25%, 7/15/02                                                   A-       3,250     3,599,375
  Fund America Enterprise
    7.75%, 2/1/03                                                    BBB+     3,000     3,142,500
  Pacific Gas & Electric
    6.25%, 3/1/04                                                    A        2,000     2,002,500
  Societe Nationale Elf Aquitaine
    7.75%, 5/1/99                                                    AA-      2,000     2,125,000
                                                                                       ----------
Total Corporate Bonds (Cost $17,483,844)                                               18,070,625
                                                                                       ----------
U.S. GOVERNMENT AGENCY SECURITIES -- 20.1%
Federal Home Loan Banks Board -- 4.4%
    7.151%, 9/13/05 (callable 9/13/97)                               AAA      3,000     3,086,310
Federal Home Loan Mortgage Corp. -- 2.1%
    Pool #G10049, 8.00%, 10/1/07                                     AAA      1,393     1,444,393
Federal National Mortgage Assoc. -- 5.9%
  Multi-Class Mortgage Certificates
    Pool #326570, 7.00%, 2/1/08                                      AAA      3,997     4,074,315
Government National Mortgage Assoc. -- 6.0%
  Multi-Class Mortgage Certificates
    Pool #194615, 8.00%, Due 3/15/17                                 AAA        166       172,545
    Pool #204405, 8.00%, Due 4/15/17                                 AAA        184       191,503
    Pool #371200, 8.00%, Due 12/15/23                                AAA      1,618     1,687,303
    Pool #371206, 8.00%, Due 12/15/23                                AAA      2,019     2,105,216
Guaranteed Export Trust -- 1.7%
    8.187%, 12/15/04                                                 AAA      1,060     1,148,055
                                                                                       ----------
Total U.S. Government Agency Securities (Cost $13,700,276)                             13,909,640
                                                                                       ----------
U.S. TREASURY SECURITIES -- 16.6%
  U.S. Treasury Notes
    4.75%, 9/30/98                                                   AAA      4,000     3,952,120
    5.50%, 4/15/00                                                   AAA      2,500     2,521,550
    5.75%, 8/15/03                                                   AAA      5,000     5,067,200
                                                                                       ----------
Total U.S. Treasury Securities (Cost $11,205,039)                                      11,540,870
                                                                                       ----------

                                FLAG INVESTORS
                         INTERMEDIATE-TERM INCOME FUND



Statement of Net Assets (concluded)                           December 31, 1995

                                                                     S&P       Par       Value
Security                                                           Rating(1)  (000)    (Note A)

ASSET-BACKED SECURITIES -- 11.3%
  Premier Auto Trust, 94-1-A3, 4.75%, 2/2/00                         AAA     $  944   $   937,160
  Discover Credit Card, 93-A-A, 6.25%, 8/16/00                       AAA      3,000     3,052,620
  Sears Credit Account Master Trust, II 95-2-A, 8.10%, 6/15/04       AAA      3,500     3,808,770
                                                                                       ----------
Total Asset-Backed Securities (Cost $7,481,229)                                         7,798,550
COLLATERALIZED MORTGAGE OBLIGATIONS -- 22.8%
Federal Home Loan Mortgage Corp. -- 11.9%
  Multi-Class Mortgage Certificates
    Series 21-H, 5.85%, 1/25/19                                      AAA      4,000     3,941,361
    Series 1163-I, 6.95%, 12/15/20                                   AAA        600       610,782
    Series 106-F, 8.50%, 12/15/20                                    AAA      3,562     3,670,704
Federal National Mortgage Assoc. -- 10.8%
  Multi-Class Mortgage Certificates
    Series 1988-18-B, 9.40%, 7/25/03                                 AAA        237       248,636
    Series 1992-149-D, 12.00%, 4/25/19                               AAA      2,068     2,139,593
    Series 1991-11-G, 7.00%, 11/25/19                                AAA      3,052     3,069,546
    Series 1995-W-1--A2, 8.20%, 4/25/25                              AAA      2,000     2,058,200
Goldman Sachs Trust Series 3 -- 0.1%
  Remic, Series 3 E-4, 8.00%, 5/27/15                                AAA         66        67,321
                                                                                       ----------
Total Collateralized Mortgage Obligations (Cost $15,609,443)                           15,806,143
                                                                                       ----------
REPURCHASE AGREEMENT -- 2.6%
  Goldman Sachs & Co., 5.70%
    Dated 12/29/95, to be repurchased on 1/2/96, collateralized by U.S. Treasury Bonds with a market value of $1,834,529.
    (Cost $1,806,000)                                                NR*      1,806     1,806,000
                                                                                        ---------
Total Investment in Securities -- 99.5%
  (Cost $67,285,831)**                                                                 68,931,828
Other Assets in Excess of Liabilities, Net -- 0.5%                                        369,866
                                                                                       ----------
Net Assets -- 100.0%                                                                  $69,301,694
                                                                                       ==========

Net Asset Value Per:
  Class A Share ($67,115,974 / 6,406,450 shares outstanding)                               $10.48
                                                                                            =====
  Institutional Share ($2,185,720 / 206,585 shares outstanding)                            $10.58
                                                                                            =====
Maximum Offering Price Per:
  Class A Share ($10.48 / .985)                                                            $10.64
                                                                                            =====
  Institutional Share                                                                      $10.58
                                                                                            =====


(1) The Standard & Poor's rating indicated is believed to be the most recent rating available as of December 31, 1995.
 *  Not rated.
**  Also aggregate cost for federal tax purposes.
See accompanying Notes to Financial Statements.

                                FLAG INVESTORS
                         INTERMEDIATE-TERM INCOME FUND

Statement of Operations                    For the Year Ended December 31, 1995

INVESTMENT INCOME (NOTE A):
  Interest                                                     $ 4,829,563
                                                               -----------

EXPENSES:
  Investment advisory fee (Note B)                                 252,372
  Distribution fee (Note B)                                        179,666
  Accounting fee (Note B)                                           57,172
  Printing and postage                                              32,168
  Custodian fees                                                    25,999
  Transfer agent fees (Note B)                                      24,999
  Legal                                                             24,999
  Audit                                                             23,999
  Registration fees                                                 19,998
  Organizational expense (Note A)                                    9,092
  Miscellaneous                                                      8,500
  Directors' fees                                                    5,000
  Insurance                                                          3,680
                                                               -----------
    Total expenses                                                 667,644
  Less: Fees waived (Note B)                                      (162,943)
                                                               -----------
    Net expenses                                                   504,701
                                                               -----------
  Net investment income                                          4,324,862
                                                               -----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTE A):

  Net realized loss from securities transactions                (1,018,416)
  Change in unrealized appreciation of investments               7,179,328
  Change in unrealized appreciation of assets and liabilities
    denominated in foreign currency                                  1,216
                                                               -----------
  Net gain on investments                                        6,162,128
                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $10,486,990
                                                               ===========

See accompanying Notes to Financial Statements.

                                FLAG INVESTORS
                         INTERMEDIATE-TERM INCOME FUND

Statement of Changes in Net Assets


                                                                For the Year Ended December 31,
                                                                    1995             1994
INCREASE/(DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income                                        $ 4,324,862      $  5,692,067
  Net loss from security transactions                           (1,018,416)       (2,533,036)
  Change in unrealized appreciation/(depreciation)
    of investments                                               7,179,328        (6,950,668)
  Change in unrealized appreciation/(depreciation) of assets
    and liabilities denominated in foreign currency                  1,216                --
                                                                ----------      ------------
  Net increase/(decrease) in net assets
    resulting from operations                                   10,486,990        (3,791,637)
                                                                ----------      ------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income:
    Flag Investors Class A Shares                               (4,208,250)       (5,690,349)
    Flag Investors Institutional Shares                             (7,962)               --
  Return of capital:
    Flag Investors Class A Shares                                       --          (324,493)
    Flag Investors Institutional Shares                                 --                --
                                                                ----------      ------------
  Total distributions                                           (4,216,212)       (6,014,842)
                                                                ----------      ------------

CAPITAL SHARE TRANSACTIONS (NOTE C):
  Proceeds from sale of shares                                   4,986,795        18,470,875
  Value of shares issued in reinvestment of dividends            2,635,861         4,067,306
  Cost of shares repurchased                                   (23,380,739)      (46,462,862)
                                                                ----------      ------------
  Decrease in net assets derived from
    capital share transactions                                 (15,758,083)      (23,924,681)
                                                                ----------      ------------
  Total decrease in net assets                                  (9,487,305)      (33,731,160)

NET ASSETS:
  Beginning of year                                             78,788,999       112,520,159
                                                                ----------      ------------
  End of year                                                  $69,301,694      $ 78,788,999
                                                                ==========      ============

See accompanying Notes to Financial Statements.

                                FLAG INVESTORS
                         INTERMEDIATE-TERM INCOME FUND

FINANCIAL HIGHLIGHTS -- FLAG INVESTORS CLASS A SHARES
(For a share outstanding throughout each period)


                                                                                             For the Period
                                                                                              May 13, 1991*
                                                          For the Year Ended December 31,       through
                                                     1995      1994        1993       1992   Dec. 31, 1991
PER SHARE OPERATING PERFORMANCE:
  Net asset value at beginning of period          $  9.62    $ 10.57    $  10.37    $ 10.54    $ 10.00
                                                  -------    -------    --------    -------    -------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                              0.62       0.57        0.57       0.63       0.32
  Net realized and unrealized gain/(loss)
    on investments                                   0.84      (0.92)       0.34      (0.05)      0.64
                                                  -------    -------    --------    -------    -------
    Total from Investment Operations                 1.46      (0.35)       0.91       0.58       0.96
                                                  -------    -------    --------    -------    -------

LESS DISTRIBUTIONS:
  Dividends from net investment
    income and short-term gains                     (0.60)     (0.57)      (0.69)     (0.75)     (0.42)
  Return of capital                                    --      (0.03)         --         --         --
  Distributions from net realized
    long-term gains                                    --         --       (0.02)        --         --
                                                  -------    -------    --------    -------    -------
    Total distributions                             (0.60)     (0.60)      (0.71)     (0.75)     (0.42)
                                                  -------    -------    --------    -------    -------
  Net asset value at end of period                $ 10.48    $  9.62    $  10.57    $ 10.37    $ 10.54
                                                  =======    =======    ========    =======    =======

TOTAL RETURN(1)                                     15.43%     (3.32)%      8.98%      5.68%      9.79%

RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)                                        0.70%      0.70%       0.70%      0.70%      0.70%**
  Net investment income(3)                           6.00%      5.57%       5.43%      6.01%      5.97%**

SUPPLEMENTAL DATA:
  Net assets at end of period (000)               $67,116    $78,789    $112,520    $78,706    $64,327
  Portfolio turnover rate                              46%        50%         86%       107%        46%

 *   Commencement of operations.
 **  Annualized.
(1)  Total return excludes the effect of sales loads.
(2) Without the waiver of advisory fees (Note B), the ratio of expenses to average net assets would have been 0.93%, 0.84%, 0.85%, 0.87% and 1.73% (annualized) for the years ended December 31, 1995, 1994, 1993, 1992, and for the period ended December 31, 1991, respectively.
(3) Without the waiver of advisory fees (Note B), the ratio of net investment income to average net assets would have been 5.77%, 5.43%, 5.28%, 5.83% and 4.94% (annualized) for the years ended December 31, 1995, 1994, 1993, 1992, and for the period ended December 31, 1991, respectively.
See accompanying Notes to Financial Statements.

                                FLAG INVESTORS
                         INTERMEDIATE-TERM INCOME FUND

FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES
(For a share outstanding during the period)

                                                       For the Period
                                                      November 2, 1995*
                                                          through
                                                      December 31, 1995


PER SHARE OPERATING PERFORMANCE:
  Net asset value at beginning of period                  $ 10.42
                                                          -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                      0.09
  Net realized and unrealized gain on investments            0.12
                                                          -------
    Total from Investment Operations                         0.21
                                                          -------
Less Distributions:
  Dividends from net investment income and
    short-term capital gains                                (0.05)
                                                          -------
  Net asset value at end of period                        $ 10.58
                                                          =======
Total Return                                                12.47%**
Ratios to Average Net Assets:
  Expenses(1)                                                0.47%**
  Net investment income(2)                                   6.52%**

Supplemental Data:
  Net assets at end of period (000)                       $ 2,186
  Portfolio turnover rate                                      46%

 *   Commencement of operations.
 **  Annualized.
(1) Without the waiver of advisory fees (Note B), the ratio of expenses to average net assets would have been 0.72% (annualized) for the period ending December 31, 1995.
(2) Without the waiver of advisory fees (Note B), the ratio of net investment income to average net assets would have been 6.27% (annualized) for the period ending December 31, 1995.
See accompanying Notes to Financial Statements.

                                FLAG INVESTORS
                         INTERMEDIATE-TERM INCOME FUND

NOTES TO FINANCIAL STATEMENTS

A. SIGNIFICANT ACCOUNTING POLICIES - Flag Investors Intermediate-Term Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company designed to provide a high level of current income consistent with preservation of capital within an intermediate-term maturity structure. The Fund commenced operations on May 13, 1991, consisting of Class A Shares, which are subject to a maximum front-end sales charge of 1.50% and a 0.25% distribution fee. On November 2, 1995, the Fund began offering Institutional Shares, which are not subject to a front-end sales charge or a distribution fee. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

SECURITY VALUATION - Debt securities are valued on the basis of quotations provided by a pricing service, which uses information with respect to transactions on bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Portfolio securities that are listed on a national securities exchange are valued on the basis of their last sale price or, in the absence of recorded sales, at the average of readily available closing bid and asked prices. Securities or other assets for which market quotations are not readily available are valued at their fair value so determined in good faith by the investment advisor under procedures established and monitored by the Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market.

FEDERAL INCOME TAX - No provision is made for federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to make requisite distributions to the shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes. The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income on a monthly basis and net realized long-term capital gains annually, if any.

OTHER - Security transactions are accounted for on the trade date and the cost of investments sold or redeemed is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis and includes amortization of premiums and accretion of discounts.

Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and are being amortized on the straight-line method over a five-year period beginning on the date on which the Fund commenced its investment activities.

B. INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES AND OTHER FEES - Investment Company Capital Corp. ("ICC"), a subsidiary of Alex. Brown & Sons Incorporated ("Alex. Brown"), serves as the Fund's investment advisor. As compensation for its advisory services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, at an annual rate of 0.35% of the first $1 billion of the Fund's average daily net assets; 0.30% of the Fund's average daily net assets in excess of $1 billion but not exceeding $1.5 bil-

                                 FLAG INVESTORS
                         INTERMEDIATE-TERM INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

lion; and 0.25% of the Fund's average daily net assets in excess of $1.5 billion.

ICC has agreed to reduce its aggregate fees so that ordinary expenses of the Fund for any fiscal year do not exceed 0.70% of the Fund's average daily net assets. For the year ended December 31, 1995, ICC waived fees of $162,943.

As compensation for its transfer agent services, ICC receives from the Fund a per account fee, calculated and paid monthly. ICC received $24,999 for transfer agent services for the year ended December 31, 1995.

As compensation for its accounting services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, from the Fund's average daily net assets. ICC received $57,172 for accounting services for the year ended December 31, 1995.

As compensation for providing distribution services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, at an annual rate equal to 0.25% of the Fund's average daily net assets of Class A Shares. For the year ended December 31, 1995, distribution fees aggregated $179,666.

Flag Investors/ISI Fund complex has adopted a retirement plan for eligible Directors. The pension expense as of the year ended December 31, 1995 was not material.

C. CAPITAL SHARE TRANSACTIONS - The Fund is authorized to issue up to 55 million shares of capital stock (45 million Class A, 5 million Institutional, 2 million Class B and 3 million undesignated), par value $.001 per share, all of which are designated as common stock. Transactions in shares of the Fund were as follows:


                                      Flag Investors Class A Shares
                                     -------------------------------
                                     For the Year Ended December 31,
                                        1995              1994
                                     ---------         ----------
Shares sold                            267,783          1,793,782
Shares issued to
  shareholders on
  reinvestment of
  dividends                            261,580            404,005
Shares redeemed                     (2,317,104)        (4,649,437)
                                    ----------         ----------
Net decrease in shares
  outstanding                       (1,787,741)        (2,451,650)
                                    ==========         ==========
Proceeds from sale
  of shares                      $   2,690,780        $18,470,875
Value of reinvested
  dividends                          2,635,861          4,067,306
Cost of shares
  redeemed                         (23,241,599)       (46,462,862)
                                    ----------         ----------
Net decrease from
  capital share
  transactions                    $(17,914,958)      $(23,924,681)
                                    ==========         ==========

                                FLAG INVESTORS
                         INTERMEDIATE-TERM INCOME FUND

NOTES TO FINANCIAL STATEMENTS (concluded)


                                         Institutional Shares
                                  --------------------------------
                                  For the Period November 2, 1995*
                                      through December 31, 1995
                                  --------------------------------
Shares sold                                  219,797
Shares issued to
  shareholders on
  reinvestment of
  dividends                                       --
Shares redeemed                              (13,212)
                                          -----------
Net increase in shares
  outstanding                                206,585
                                          ===========
Proceeds from sale
  of shares                               $2,296,015
Value of reinvested
  dividends                                       --
Cost of shares
  redeemed                                  (139,140)
                                          ----------
Net increase from
  capital share
  transactions                            $2,156,875
                                          ==========

* Commencement of operations.

D. INVESTMENT TRANSACTIONS - Purchases and sales of investment securities, other than short-term obligations, aggregated $31,389,840 and $42,317,826, respectively, for the year ended December 31, 1995.

At December 31, 1995, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $1,747,187, and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $101,190.

E. CAPITAL LOSS CARRYFORWARD - At December 31, 1995, there was a tax capital loss carryforward of $3,494,748, of which $383,359 expires in 2002 and $3,111,389 expires in 2003. This carryforward will be used to offset future net capital gains, if any.

F. NET ASSETS - At December 31, 1995, net assets consisted of:

Paid-in capital:
  Flag Investors Class A Shares             $69,160,420
  Flag Investors Institutional Shares         2,156,875
Accumulated net realized loss from
  security transactions                      (3,514,478)
Unrealized appreciation of
  investments                                 1,645,997
Overdistribution of net investment
  income                                       (147,120)
                                            -----------
                                            $69,301,694
                                            ===========

                                 FLAG INVESTORS
                         INTERMEDIATE-TERM INCOME FUND

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, Flag
Investors Intermediate-Term Income Fund, Inc.:

We have audited the accompanying statement of net assets of Flag Investors Intermediate-Term Income Fund, Inc. as of December 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period May 13, 1991 (commencement of operations) to December 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Flag Investors Intermediate-Term Income Fund, Inc. as of December 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Princeton, New Jersey
January 26, 1996